LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln New York Account N for Variable Annuities

 Lincoln Investor Advantage® Variable Annuity
Lincoln Investor Advantage® Fee-Based Variable Annuity
Lincoln Investor Advantage® RIA Variable Annuity

Supplement dated March 2, 2014 to the Prospectus dated May 1, 2015

This supplement outlines a change to the investment options that are available under your Lincoln Investor Advantage® variable annuity. All other provisions outlined in your prospectus remain unchanged.

Transparent Value Directional Allocation VI Portfolio.  The Transparent Value Trust has informed us that the Transparent Value Directional Allocation VI Portfolio will be liquidated on or about June 6, 2016, and as a result, will no longer be available as an investment option under your contract.  You must transfer all money out of the Transparent Value Directional Allocation VI Portfolio Subaccount and into another Subaccount within your contract prior to the close of business June 2, 2016.

If you do not make this transfer prior to the liquidation, your money will be automatically transferred to the Goldman Sachs VT Money Market Fund Subaccount. Once this transfer occurs, any future allocations of purchase payments and/or contract value that you previously designated to the Transparent Value Directional Allocation VI Portfolio Subaccount will be allocated to the Goldman Sachs VT Money Market Fund Subaccount. This investment will become your allocation instructions until you tell us otherwise.

For complete details regarding this fund closure, please refer to the fund’s prospectus, as supplemented.